Number of Operating • High-quality portfolio with diverse tenant base 82 Retail Properties • Southern US (aka “Warmer & Cheaper”) Total Retail GLA (SF) 11.6mm focus to take advantage of current and projected demographic trends Operating Portfolio 94.0% Percent Leased • Strong balance sheet with a substantial amount of available liquidity Annualized Base $18.08 Rent (ABR) Per SF • Experienced, disciplined team focused on operational excellence and value creation % of ABR from assets with 72% a grocery component • Community-oriented shopping centers with 57% of ABR from community centers3 Equity Market Cap1 $0.8B • Cash on hand and available liquidity is equal to Enterprise Value1 $1.9B 70% of equity market cap Net Debt to EBITDA2 7.1x • $10 stock price implies a 31% drop in NOI4 Moody’s / S&P Ratings Baa3 / BBB- Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of June 30, 2020. 1. As of 8/1/2020. 2. Net debt to EBITDA is calculated by annualizing most recent quarter EBITDA. 3. Definition per Green Street Advisors. 4. Assumes analyst consensus cap rate of 6.8% and annualized 4Q 2019 NOI. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 2

Q2 2020 FFO per share was $0.30. FFO per share was negatively impacted primarily due to bad debt and interest expense on the outstanding balance on the line of credit. SPNOI for Q2 2020 was 9.8% lower year-over-year driven by the negative impacts of COVID-19. At quarter end, cash on hand was approximately $230M with $200M drawn on company’s $600M line of credit. Subsequent to quarter end, an additional $100M was paid down on the revolver. No debt maturities until 2022 and existing liquidity exceeds debt obligations through 2025. Executed 35 new and renewal leases representing over 300,000 square feet with blended cash and GAAP rent spreads on comparable leases of 19.9% and 29.3%, respectively. Non-option renewal blended cash and GAAP rent spreads on comparable leases were 12.3% and 29.7%, respectively. KRG’s tenant base is comprised of 66% national tenants and 72% of ABR comes from centers with a grocery component. Collected 80% of Q2 billings and affirmatively deferred another 9%. Collected 87% of July billings. 1. As of 8/4/2020 © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 3

• Historically the market determined “better” real estate through higher ABR, Super ZIPs and higher TAP scores • These metrics don’t tell the whole story though, as evidenced by: – Research over the past decade shows rent growth in gateway markets is only marginally higher than other markets1 – Portfolios with high ABR have not necessarily had higher collection rates on rents during the COVID-19 crisis • Higher collection rates is one indicator of which real estate is truly valuable to retailers • KRG has been improving asset quality for 15 years and, unfortunately, it took a pandemic to show the impact – Project Focus, completed in 2019, improved the portfolio, removed weaker assets and reduced exposure to at-risk tenants – KRG collections have been strong, implying key locations to retailers • Location matters and we believe the migration to the South is accelerating 1. Green Street, “If You’re Not First, You’re Not Far Behind” – July 8, 2020. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 5

% Portfolio Open % Portfolio Closed % Portfolio Open % Portfolio Closed Total 51% 49% Total 94% Grocery / Drug 100% Grocery / Drug 100% Hardware / Auto 100% Hardware / Auto 100% Other Essential 100% Other Essential 100% Pet Stores 99% Pet Stores 100% Banks 86% 14% Banks 96% Quick Service Restaurants 84% 16% Quick Service Restaurants 96% Full Service Restaurants 72% 28% Full Service Restaurants 93% Office / Communication 63% 37% Office / Communication 96% Medical 60% 40% Medical 99% Sporting Goods 55% 45% Sporting Gooods 100% Professional Service 30% 70% Professional Service 100% Other Non-Essential 28% 72% Other Non-Essential 95% Soft Goods 27% 73% Soft Goods 99% Discount Retailers 14% 86% Discount Retailers 100% Personal Service 14% 86% Personal Service 99% Fitness 95% Fitness 60% 40% Theatres 100% Theatres 100% % Portfolio Open % Portfolio Closed % Portfolio Open % Portfolio Closed 0% 0% Total 51% 49% Total 94% Essential 86% 14% Essential 99% Restaurants 79% 21% Restaurants 95% Other Retail / Services 21% 79% Other Retail / Services 91% Note: Essential retail is defined on page 31 of this presentation. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 6

Cash Rent Collections, 80% Still In Pursuit, 2% Bad Debt, 7% Deferred Rent - Local Tenant, 1% Deferred Rent - National Security Deposits, Tenant, 8% 2% © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 7

% Rent Received % Rent Outstanding Total 80% 20% Grocery / Drug 100% Hardware / Auto 99% Other Essential 94% Pet Stores 90% Banks 100% Full Service Restaurants 74% 26% Quick Service Restaurants 76% 24% Medical 92% Office / Communication 98% Professional Service 97% Other Non-Essential 81% 19% Soft Goods 66% 34% Discount Retailers 76% 24% Sporting Goods 86% 14% Personal Service 43% 19% Fitness 47% 53% Theatres 57% 43% % Rent Received % Rent Outstanding Total 80% 20% Essential 97% Restaurants 74% 26% Other Retail / Services 71% 29% Note: Essential retail is defined on page 31 of this presentation. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 8

Number of Properties 23 105 82 Average GLA (square feet) 140k 144k 141k ABR PSF $14.64 $16.84 $18.08 +7% Population1 61,700 65,600 75,900 +16% Est. 5-Year Population Growth1 (’19-’24) 1.0% 1.4% 1.7% +21% Average HH Income1 $71,800 $88,700 $98,000 +10% Households1 21,900 25,500 29,300 +15% % of College Graduates1 32% 38% 41% +8% % of ABR with Grocer 68% 72% 72% 0% % of ABR in Top 50 MSAs 41% 66% 73% +11% Average 2014 – 2019 NOI CAGR 1.1% 2.4% 2.6% +8% 1. Demographic stats are based on a 3-mile radius. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 9

2004 – IPO 2015 – Merger Today # of Operating 30 110 82 Retail Properties # of States 9 20 16 # of Markets 16 52 33 Top Region (% of ABR) South 52% South 63% South 61% Top State (% of ABR) FL 27% FL 28% FL 27% Top MSA (% of ABR) Indianapolis 23% Indianapolis 9% Las Vegas 11% South and West ABR 57% 76% 77% ABR $10.57 $15.22 $18.08 Top Tenant (% of ABR) Marsh 3.2% Publix 3.4% Publix 2.5% Net-debt-to-EBITDA1 13.2x 7.0x 7.0x Note: Based on retail operating portfolio in supplemental disclosures for YE 2004, 2015, and Q2 2020. 1. Net debt to EBITDA is calculated by annualizing most recent quarter EBITDA. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 10

• Balance Sheet Strength – $230M of cash on hand Net Debt to EBITDA 7.1x – $200M drawn on KRG’s $600M revolving credit facility Key Credit Facility Covenant Ratios • Paid down an additional $100M after quarter end Secured Debt to Total Asset Ratio < 45% 11% – $584M of available liquidity – NDE = 7.1x1 with no outstanding Indebtedness < 60% 42% preferred shares Unsecured Leverage < 60% 44% • Limited Capital Needs Fixed Charge Coverage >1.5x 3.2x – 2020 and 2021 debt maturities = $0 – Outstanding big box spend = $5.0M • Prudent development spend Moody’s Baa3 – Eddy Street Phase II remaining spend = $3.2M S&P BBB- – Glendale apartments = $1.2M 1. Net debt to EBITDA is calculated by annualizing most recent quarter EBITDA. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 11

• Market is currently assuming there is drastic and permanent NOI erosion AND cap rate expansion 6.25% 6.50% 6.75% 7.00% 7.25% • Based on a stock price of $10.00: – Assuming zero NOI erosion from 20191, 5.0% $21.63 $20.29 $19.05 $17.90 $16.83 implied cap rate = ~9.9% 7.5% $20.71 $19.41 $18.20 $17.08 $16.04 – Assuming pre-COVID consensus cap rate 10.0% $19.80 $18.53 $17.35 $16.26 $15.25 of 6.80%, implied permanent NOI dislocation = ~31% 12.5% $18.88 $17.65 $16.51 $15.45 $14.46 – Disconnect between implied dislocation 15.0% $17.96 $16.77 $15.66 $14.63 $13.67 and actual rent collection • 10-year Treasury rates pre-COVID were ~1.8% vs. ~0.6% today, a 120bps reduction in return 6.25% 6.50% 6.75% 7.00% 7.25% – Historically, when debt markets stabilize, debt spreads, and in turn cap rates, adjust 5.0% 116% 103% 91% 79% 68% to similar return spreads above the 10-yr 7.5% 107% 94% 82% 71% 60% 10.0% 98% 85% 74% 63% 52% • Market is ignoring KRG’s significant 12.5% 89% 76% 65% 54% 45% portfolio transformation and top-tier 15.0% 80% 68% 57% 46% 37% balance sheet and liquidity profile 1. Assumes annualized Q4 2019 NOI as run-rate NOI. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 12

• Protect employee safety, security, mental health, and productivity – Instituted work from home for all non-essential employees – Activated business continuity plan – Offering employees ample resources to enable effective employee engagement • Keep centers open and operating to provide for consumers – Ensure essential retailers get whatever they need to operate most efficiently – Allow flexible use of parking lots for tenants doing curbside pickup • Focus on the long-term viability of our tenants – Continuous communication with tenants via asset managers and emails – Providing information regarding CARES Act to all tenants – Offering accommodations for our most distressed tenants • Ensure ample corporate liquidity to handle various scenarios – Conserve cash spend – Protect our capital provider relationships • There is no such thing as “too much” communication – Frequent disclosure to ALL stakeholders including employees, tenants and investors © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 14

• The best scientific minds in the world are racing to find a cure/vaccine and one of our core values is optimism • We are all getting used to the “new normal” environment in which we live • Retailers, restaurants, gyms, etc. are working to adapt to the new normal in order to not just survive, but thrive • There is no doubt the landscape will be different when we reach the other side – Some challenged retailers will close, others will emerge stronger, and new ones will be born – The best retailers are evolving to simplify customer transactions – BOPIS is thriving and here to stay – Accelerated migration of retailers to open-air centers © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 15

• Delivered hand sanitizers and cleaning supplies to small shop tenants • Produced signs and banners to highlight re-opened tenants • Installed clusters of designated pick-up parking spaces at centers throughout the portfolio – Assist our tenants as they adjust to the evolving needs of their business – Provide a convenient and safe amenity for our shoppers – Create a consistent pick-up process and aesthetic at our centers • All KRG centers, where appropriate, now have BOPIS signage and wayfinding © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 16

• Delivered food to local hospitals, purchased from KRG small business tenants • Donated to the Indiana Restaurant & Lodging Association to assist furloughed workers • Supported a KRG restaurant tenant in its effort to deliver meals to elderly and at-risk citizens • Provided KRG employees a stipend to support local businesses for #TakeoutTuesdays • Partnered with grocer tenants to deliver groceries to families of quarantined first responders • Provided land to a farmers market in need of greater space to allow for proper social distancing • Partnered to launch a multi-organizational food drive benefitting Gleaners Food Bank, a member of Feeding America • Collected and donated school supplies to teachers and students in need for the upcoming year © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 17

• Short-term dislocation in rents is much more benign than permanent dislocation For example: – A small shop tenant with $22psf of total rent annually – Replacing this tenant could cost ~$30psf in tenant allowance – This tenant allowance would equate to 16 months of current rent (excluding down time) © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 18

Small shop tenants are the backbone of the US economy and we are working to help them in this time of need • In constant communication with our small shop tenants • Provided tenants with summaries, weblinks, and lender contacts to assist with their SBA applications in conjunction with the CARES Act • We are providing financial assistance to our most vulnerable small shop tenants • In reaction to the complications and backlog associated with the CARES Act programs, KRG established a small business lending program for our tenants (aggregate up to $5 million) – As of August 5th, issued 27 loans totaling $2.2M © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 19

• COVID-19 has accelerated the demise of certain retailers with pre-existing issues – Recent retailer closures are not surprising as they are from retailers struggling pre-COVID – Allows the best real estate to replace struggling tenants • Top retailers are still experiencing strong sales – Many have reported huge spikes in sales from pent-up demand • Physical stores serve a strong purpose – Online sales have been strong but not a complete solution – Omni-channel presence is more critical now than ever before – Retailers are successfully racing to accelerate BOPIS (Buy Online Pick-up In Store) • Open-air centers provide physical presence and distribution point – Most convenient location for retailers and consumers to transact – Continuing increases in shipping costs will continue to push retailers to use their physical locations as distribution points as well as accelerate BOPIS • Retailers accelerating shift to open-air centers – Lower occupancy costs – Ability to fulfill BOPIS and curbside pickup © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 21

GOOD RETAILERS CONTINUE TO SUCCEED

KITE

STRONG SALES THROUGH COVID AND ADAPTING STORES FOR BOPIS AND FULFILLMENT

target

Online sales increased 141% using stores to fulfill 80% of orders[1]

Walmart

Fulfilled and delivered online orders from 2,500 stores[1]

Nordstrom Rack

~25% of nordstromrack.com units are fulfilled from Rack stores.[1]

Lowe's

~90% of online orders were fulfilled or picked up in store[1]

The Home Depot

60% of online orders picked up in store[1]

Dick's Sporting Goods

Curbside accounted for 40% of total e-commerce sales which were up 250% during Q1

Five Below

Looking to accelerate BOPIS quicker than planned due to success during COVID-19[1]

TJX, Ross Stores, Inc., Burlington

Saw stronger comps in initial re-opening phase vs. the same time in 2019[1]

Best Buy

Worked on it's tech before the pandemic and now it's flexing its muscles[2]

Office Depot

Due to store footprint, Office Depot can deliver next day to 99% of ZIP codes in the US[1]

1) Source: Company's most recent quarterly filing.
2) Forbes: "Best Buy Worked On Its Tech Before the Pandemic and Now Its' Flexing Its Muscles"

KRG LISTED NYSE

© 2020 Kite Realty Group

Second Quarter 2020 Investor Presentation | 22

• Point of Sale: – Physical stores represent the most cost-effective point of sale, and the best Store Value opportunity to leverage impulse buying. – Brick-and-mortar total spending increased 4.2% on Black Friday compared to 20181 • Brand Awareness: Point of Sale – 83% increase in brand awareness when a retailer grows from 1 store to 3 stores in a market with a population of 3 million2 Brand • Showcase: Awareness – Peloton, the online bike retailer, didn’t achieve success until opening a store at Short Hills Mall so that customers could see and test the bike Showcase • Fulfillment: – Using a store as a fulfillment center drastically reduces customer acquisition costs and increases profit margins Fulfillment • Halo Effect: – Web traffic increases an avg. of 37% in a market when a physical store is opened2 – Conversely, web traffic drops off 77% in a market when a physical store is closed2 Halo Effect 1First Data: Spend Trend Holiday Snapshot 2ICSC Research: The Halo Effect © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 23

DIGITAL RETAILERS NEED PHYSICAL STORES

KITE

"What online-only company is really profitable? Basically none of them." – Everlane CEO Michael Preysman[1]

- Digitally native brands are set to open 850 stores in the next five years
  - "Clicks to bricks" retailer expansions demonstrate the value that new brands place on having physical locations
  - Shoppers make around 60% of purchases at the stores of digitally native retailers today, despite these companies being born online[2]
  - Digitally native brands are set to open 850 stores in the next 5 years, in additional to the 1,800 stores already opened in the past decade[3]

BONOBOS

"Opening the stores was a total accident. We put two fitting rooms in our lobby to learn how we were doing with development of our second product, shirts. What happened blew my mind! Guys started coming in, trying on our clothes, and buying stuff, placing ecommerce transactions right on our website with the help of a guide, and then they walked out." – Bonobos Co-Founder Andy Dunn allbirds

"We know it's important to provide customers with a tactile experience to really feel the uniqueness and quality of our product" – Allbirds co-CEO Joey Zwillinger

WARBY PARKER

EVERLANE

amazon books

M.M.LAFLEUR

BAUBLEBAR

AWAY

PELOTON

"Retail is enormously strategic for us. We are huge believers in retail. We are going global with retail" – Peloton President William Lynch

UNTUCKit

"Stores took us to a different level. Customers who didn't want to buy a $98 shirt because they weren't sure if we're just another fly-by-night e-comm company started taking us very seriously" – UntuckIt Founder Chris Roccobono

1. Source: CNBC Mad Money
2. Source: ICSC "The Halo Effect"
3. Source: Retail Dive "VC firm Fifth Wall debuts $100M fund to help DTC brands enter stores"

KRG LISTED NYSE
© 2020 Kite Realty Group
Second Quarter 2020 Investor Presentation | 24

OMNICHANNEL IS PROVING ITSELF

KITE

STORES ARE NOT JUST A POINT OF SALE

- Retail real estate is seeing a shift in retailer usage
  - Retailers are using their stores for more than just a point of sale
  - Physical locations are becoming distribution points for not only online orders, but also buy online: pick up in store ("BOPIS") ~ return to store ("BORIS") ~ fulfill from store ("BOFIS")
  - Amazon has ~100 distribution centers in the US vs. ~1,800 Target stores and ~4,700 Walmart stores
    - 90% of the US population lives within 10 miles of a Walmart store[3]
    - 75% of the US population lives within 10 miles of a Target store[4]

- Physical stores now service and support customers as well as drive transactions
  - Many retailers are seeing BOPIS and BORIS benefits of not only lower costs, but additional purchases in store due to the ease of pick-up and returns
  - 82% of BOPIS patrons will shop for additional items while picking up their online order[1]

- Retailers are seeing the impact of BOPIS
  - 43% increase in BOPIS on Black Friday[1]
  - BOPIS could amount to 50% of digital traffic in '19[2]

[1] Adobe Analytics.
[2] Forbes "Retail Winners and Losers From Black Friday 2019."
[3] Forbes "Unpacking Walmart's Workforce of the Future"
[4] Target.com

KRG LISTED NYSE
© 2020 Kite Realty Group
Second Quarter 2020 Investor Presentation | 25

• 44% of ABR is deemed essential • 41% of ABR service-oriented tenants offer necessary daily trips post- COVID • 15% of ABR from restaurants creates additional traffic • Essential shadow anchors Target and Bank of America drive daily trips Sufficient access points to the shopping center to ensure quick and convenient trips Dynamic parking field allows for easy entrance or pick-up Indicate parking spots reserved for BOPIS capabilities and signage © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 26

• Open-air assets are thriving in their convenient and affordable nature for retailers • 14 relocations to open-air centers Conveniently located and easily accessible parking • • All 14 had lower costs fields that satisfy BOPIS / curbside pick up methods • 13 of 14 had increased sales • One relocation to KRG’s portfolio • Significantly lower operating costs equal much • 30% lower gross rent charges lower total costs to retailers • Sales expected increase to $1.27M from – Other property types operating costs can range from $977k in other location $20 - $70 psf – Shopping center operating costs can range from $5 - $15 psf • Retailers typically reimburse real estate owners their share of common area maintenance (“CAM” charges) – Lower operating costs equate to retailer savings © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 27

• 72% of retail ABR is from centers with a grocer component • Strong 3-mile demographics: • 77% of ABR is from South and West United States - Population 75,900 • Average asset size is 141k square feet - Average Household Income: $98,000 - Est. 5-year Population Growth: 1.7% Larger center with general merchandise or convenience-oriented offerings, often with a grocery component Trade area: 3-5 miles Convenience-oriented center often anchored by a grocery Trade area: 1-3 miles Category-dominant anchors, including discount, off-price, and wholesale clubs with limited small shop tenants Trade area: 5-10 miles 1. Per Green Street Advisors. 2. Based on ABR. Remaining 7% of portfolio are Lifestyle Centers or other assets. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 29

© 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 30

Professional Service, 2% Office / Communication, 6% Other Non-Essential, 2% Grocery / Theatres, 2% Pet Stores, 4% Drug, 12% Sporting Goods, 3% Medical, 3% Fitness, 4% Hardware / Auto, 2% Banks, 2% Personal Other Essential, 1% Service, 7% Quick Service Discount Restaurants, Retailers, 14% 10% Soft Goods, Full Service 18% Restaurants, 8% % of ABR As of 6/30/2020 © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 31

National: 75% Regional: 22% Local: 3% National: 52% Regional: 9% Local: 39% National Tenants: Nationwide presence Regional Tenants: Regional brands Local Tenants: Local brands © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 32

Same-Property Occupancy Rate ABR PSF 96% $19.00 $18.08 95% $17.00 94% 93% 92.1% $15.00 92% $13.00 91% 90% $11.00 2013 2014 2015 2016 2017 2018 2019 Q2 2013 2014 2015 2016 2017 2018 2019 Q2 2020 2020 Same-Property Leased Rate Small Shop Leased Rate 97% 93% 96% 91% 89.5% 95% 89% 94.0% 94% 87% 93% 85% 92% 83% 2013 2014 2015 2016 2017 2018 2019 Q2 2013 2014 2015 2016 2017 2018 2019 Q2 2020 2020 © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 33

© 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 34

1 Publix Supermarkets, Inc. NR 11 2.5% 2 The TJX Companies, Inc. A 16 2.2% 3 PetSmart, Inc. B- 14 1.9% 4 Bed Bath & Beyond, Inc. B+ 16 1.9% 5 Ross Stores, Inc. BBB+ 13 1.8% 6 Dick’s Sporting Goods, Inc. NR 7 1.7% 7 Nordstrom Rack BBB- 6 1.6% 8 Michaels Stores, Inc. B 12 1.5% 9 National Amusements B- 1 1.4% 10 The Gap BB- 12 1.3% TOTALS 108 17.8% 1. Credit rating from S&P as of July 16, 2020. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 35

• 267 multi-family units on an under- utilized parking field through a JV with a 3rd party developer. • KRG’s contribution to the venture was primarily fulfilled by providing the land, thereby providing KRG a JV interest with minimal capital spend. Cost $38.4M KRG Ownership % 12% KRG Capital Required $1.2M Est. Project Yield 7.0% - 8.0% Est. Incremental NOI @ share $0.3M © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 36

• KRG has a strong ESG platform and is taking necessary steps to show investors – Filing inaugural GRESB report – Publicly disclosing KRG’s ESG policy – Created an ESG Task Force – Published an ESG brochure highlighting key stats and initiatives for each category • COVID-19 ESG Response and 2020 Initiatives – Supported communities using our properties, employees and access to capital to partner with tenants to meet essential needs of our customers – Enabled work-from-home capabilities across the organization for all non-essential personnel to ensure the safety of our employees and their families – Issued 27 loans for $2.2 million in the KRG Small Business Lending Program for our tenants – For every new lease signed in 2020, KRG partnered with One Tree Planted to plant 100 trees. KRG will also donate a tree to the local community of the center where each new lease is signed © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 37

• US is currently experiencing a migration shift to the Southern / Western US for a variety of reasons (cost of living, lifestyle, taxes, etc.) • No state income taxes in Florida, Texas, Nevada, and Tennessee is influencing migration from high income tax states like New York, California, Illinois, Connecticut, and New Jersey • In 2018, 1.2 million people moved to the South from another region – the highest migration total compared to other regions – Florida had the most movers into the state with 566k people – New York was the largest contributor to Florida with 64k people – New York, Los Angeles, and Chicago experienced the largest net exodus per day from July 2017 – June 2018 Source: US Census Bureau © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 39

• Residents in historically expensive states in the northeast and on the west coast are feeling an outsized impact of the SALT deduction limitation • Significant discretionary income delta in “warmer and cheaper” cities New York, NY Miami, FL Las Vegas, NV Dallas, TX Income $250,000 $250,000 $250,000 $250,000 Tax Burden $94,169 $70,121 $70,121 $70,121 Housing Costs $59,281 $43,238 $40,168 $37,087 Food Costs $15,879 $13,439 $14,337 $12,769 Discretionary Income $80,221 $123,202 $125,374 $130,023 Discretionary Income Delta $42,981 $45,153 $49,802 Source: Smart Asset 2020 Cost of Living Calculator © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 40

“Charles Schwab to “70 financial firms flee “Amazon plans move 1,000 jobs out NYC for Palm Beach Austin expansion that of San Francisco” County Florida in 3 years” will add 800 jobs” Associated Press Palm Beach BDB CNBC “1,800 companies “Mitsubishi Motors “JPMorgan Weighs left California in a Relocating North Shifting Thousands year, with most American HQ from of Jobs Out of New bound for Texas” SoCal to Tennessee” York Area” bizjournals CBS Bloomberg “McKesson, nation’s “Honeywell HQ is sixth largest “Billionaire investor moving to company, is moving Carl Icahn to leave Charlotte, bringing corporate HQ from New York for Florida” hundreds of jobs” California to Irving” Reuters Charlotte Dallas News Observer © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 41

Source: Synergos Technologies © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 42

Forward-Looking Statements This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Currently, one of the most significant factors that could cause actual outcomes to differ materially from the forward-looking statements is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19, on the financial condition, result of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets. The effects of COVID-19 have caused many of the Company’s tenants to close stores, reduce hours or significantly limit service, making it difficult for them to meet their obligations, and therefore will significantly impact the Company for the foreseeable future. The extent to which the COVID-19 pandemic impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measure, and possible short-term and long-term effects of the pandemic on consumer behavior, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. Additional risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • National and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; • Financing risks, including the availability of, and costs associated with, sources of liquidity; • Our ability to refinance, or extend the maturity dates of, our indebtedness; • The level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for U.S. federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the actual and perceived impact of e-commerce on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana, Texas, Nevada and North Carolina; • Civil unrest, acts of terrorism or war, acts of God, climate change, epidemics, pandemics (including COVID-19), natural disasters and severe weather conditions such as hurricanes, tropical storms, tornadoes, earthquakes, droughts, floods and fires that may result in underinsured or uninsured losses; • Changes in laws and government regulations; • Governmental orders affecting the use of our properties or the ability of our tenants to operate; • Insurance costs and coverage; • Risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • Other factors affecting the real estate industry generally; and • Other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 43

NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination income in excess of lost rent, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. When a lease is terminated in consideration for settlement, Same Property NOI will include the monthly rent until the earlier of 12 months or the start date of a replacement tenant. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular periods presented and thus provides a more consistent comparison of our properties. Same Property NOI includes the results of properties that have been owned for the entire current and prior year reporting periods. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company a) begins recapturing space from tenants or b) the contemplated plan significantly impacts the operations of the property. For the quarter ended June 30, 2020, the Company excluded four redevelopment properties from the same property pool that met these criteria and were owned in both comparable periods. In addition, the Company excluded one recently acquired property from the same property pool. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 44

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. From time to time, the Company may report or provide guidance with respect to “NAREIT FFO as adjusted” which removes the impact of certain non-recurring and non- operating transactions or other items the Company does not consider to be representative of its core operating results including without limitation, gains or losses associated with the early extinguishment of debt, gains or losses associated with litigation involving the Company that is not in the normal course of business, the impact on earnings from executive separation, and the excess of redemption value over carrying value of preferred stock redemption, which are not otherwise adjusted in the Company’s calculation of FFO. © 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 45

© 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 46

© 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 47

© 2020 Kite Realty Group Second Quarter 2020 Investor Presentation | 48